UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2015

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.	Other Events.

On November 17, 2015, TECO Energy, Inc. (the “Company”), the individual directors of the Company, Emera Inc. and Emera US Inc. entered into a memorandum of understanding with various shareholder plaintiffs to settle, subject to court approval, all of the pending shareholder lawsuits (the “Merger Litigation”) challenging the proposed merger of Emera US Inc. with and into the Company pursuant to the Agreement and Plan of Merger, dated as of September 4, 2015, by and among the Company, Emera Inc. and Emera US Inc. (the “Merger Agreement”). The lawsuits comprising the Merger Litigation are:

•	Kulas v. Hudson, et al., Case No. 15-CA-008479 (Fla. Cir. Ct., Hillsborough County, filed September 16, 2015);

•	Stein v. TECO Energy Inc., et al., Case No. 15-CA-008541 (Fla. Cir. Ct., Hillsborough County, filed September 17, 2015);

•	Kanter v. TECO Energy Inc., et al., Case No. 15-CA-008604 (Fla. Cir. Ct., Hillsborough County, filed September 17, 2015);

•	Rhodes v. TECO Energy Inc., et al., Case No. 15-CA-008666 (Fla. Cir. Ct., Hillsborough County, filed September 18, 2015);

•	Raul v. Hudson, et al., Case No. 15-CA-008670 (Fla. Cir. Ct., Hillsborough County, filed September 18, 2015);

•	Hartman, et al. v. TECO Energy Inc., et al., Case No. 15-CA-008873 (Fla. Cir. Ct., Hillsborough County, filed September 25, 2015);

•	Block v. TECO Energy Inc., et al., Case No. 2015-CA-009011 (Fla. Cir. Ct., Hillsborough County, filed October 1, 2015);

•	Berlin v. TECO Energy Inc., et al., Case No. 2015-CA-009015 (Fla. Cir. Ct., Hillsborough County, filed September 30, 2015);

•	Zoller v. TECO Energy Inc., et. al., Case No. 2015-CA-009189 (Fla. Cir. Ct., Hillsborough County, filed October 6, 2015);

•	Kruse, et al. v. TECO Energy, Inc., et al., Case No, 2015-CA-009268 (Fla. Cir. Ct., Hillsborough County, filed October 8, 2015);

•	Halberstam, et al. v. TECO Energy, Inc., et al., Case No. 2015-CA-9353 (Fla. Cir. Ct., Hillsborough County, filed October 12, 2015); and

•	Kanarick v. TECO Energy, Inc., et al., Case No. 8:15-cv-2571T35JSS (M.D. Fla., filed November 2, 2015).

Subject to court approval and further definitive documentation in a stipulation of settlement, the memorandum of understanding provides for the resolution of all of the claims brought in the Merger Litigation and provides that the Company will make certain additional disclosures related to the proposed merger. Those additional disclosures are contained in the proxy supplement attached hereto as Exhibit 99.1. Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth therein. The memorandum of understanding provides, subject to court approval (following notice to class members), for a release and settlement by the purported class of shareholders of all claims against the defendants and their affiliates and agents in connection with the Merger Agreement and transactions and disclosures related thereto. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into a stipulation of settlement.

Section 9—Financial Statements and Exhibit

Item 9.01.	Financial Statements and Exhibit.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Proxy Supplement, dated November 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2015	TECO ENERGY, INC.
(Registrant)

/s/ Charles A. Attal III
Charles A. Attal III
Senior Vice President-General Counsel and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Proxy Supplement, dated November 18, 2015